--------------------------------------------------------------------------------
TITLE NUMBER:       PARCEL IDENTIFIER(S) NUMBER (PID):      DATE OF OFFER:
--------------------------------------------------------------------------------
XKZYY85             012-412-660                             May 2, 2000
--------------------------------------------------------------------------------
Seller:
--------------------------------------------------------------------------------

RECEIVED FROM 525560 B.C. Ltd., the Buyer

ADDRESS : RR #2, Site 33 Comp 9, 0504005 BC 0088140 PHONE 495-6948

THE SUM OF TWO HUNDRED THOUSAND DOLLARS CASH9           CHEQUE:


Being deposit on account of     Legal
The proposed purchase of        Description Lot 1, DL 4589, Kootenay District,
                                Plan 18084

Street Address                  100 Aspen Drive
City of Municip. of
Region of                       Sparwood, B.C. (the Property)
For the receipt of ONE MILLION ----------DOLLARS ($1,000,000)
(of which the deposit will form a part) PAYABLE ON THE FOLLOWING TERMS AND SUBJECT TO THE FOLLOWING CONDITIONS, IF ANY:

1. A portion of the purchase price in the amount of $800,000.00 shall be secured by registration of an agreement for sale, in a form acceptable to the vendor's solicitors, acting reasonably. The amount owing under the agreement for sale shall bear interest at the same rate as mortgage XKOZYZYY and payments shall be made by the purchaser to the vendor on the dates and in the amounts required to be paid under mortgage XKZYZYY. The principal amount due under the agreement for sale may be paid in whole or in part without notice or bonus at any time. The purchaser shall not be permitted to assign the agreement for sale.

IN THE EVENT THE BUYER FAILS TO PAY THE DEPOSIT MONIES AS REQUIRED BY THIS CONTRACT, THE SELLER MAY, AT THE SELLER'S OPTION, TERMINATE THIS CONTRACT. EACH CONDITION, IF SO INDICATED IS FOR THE SOLE BENEFIT OF THE PARTY INDICATED, UNLESS EACH CONDITION IS WAIVED OR DECLARED FULFILLED BY WRITTEN NOTICE GIVEN BY THE BENEFITING PARTY TO THE OTHER PARTY ON OR BEFORE THE DATE SPECIFIED FOR EACH CONDITION, THIS CONTRACT WILL BE THEREUPON TERMINATED AND THE DEPOSIT RETURNABLE IN ACCORDANCE WITH THE REAL ESTATE ACT.
         THE BUYER OFFERS TO PURCHASE THE PROPERTY FOR THE PRICE AND ON THE TERMS AND SUBJECT TO THE CONDITIONS HEREIN SET FORTH
1. TITLE: Free and clear of all encumbrances except subletting conditions, provides, restrictions, exceptions and reservations, including royalties contained in the original grant or contained in any other grant or disposition from the Crown, registered or pending restrictive covenants and right-of--way in favor of utilities and public authorities, existing tenancies set out below, if any, and except as otherwise set out herein.
2. COMPLETION: The sale will be completed on or before the Completion Date at the appropriate Land Title Office.
         (a) Tender of payment of monies by the Buyer to the Seller will be by certified cheque, bank draft, cash or Lawyer's/Notary Trust cheque.
         (b) All documents required to give effect to this Contract will be delivered in registrable form where necessary and shall be lodged for registration in the appropriate Land Title Office on or before Completion Date.
         (c) Time shall be of the essence hereof, and unless the balance of the cash payment is paid and such formal agreement to pay the balance as may be necessary is entered into on or before the Completion Date, the Seller may at the Seller's option terminate this Contract and in such event the amount paid by the Buyer will be absolutely forfeited to the Seller on account of damages, without prejudice to the Seller's other remedies.

                                    COMPLETION DATE:  May 15, 2000

3. COSTS: The Buyer will bear all costs of the conveyance and if applicable, any costs related to arranging a mortgage and the Seller will bear all costs of clearing title.
4. POSSESSION: The Buyer will have vacant possession of the Property at 12 Noon on the Possession Date or subject to the following existing tenancies, if any: EXISTING MOBILE HOME PARK TENANTS TO STAY

                                    POSSESSION DATED:  May 15, 2000

5. ADJUSTMENTS: The Buyer will assume and pay all taxes, rates, local improvement assessments, fuel, utilities and other charges from and including the date set for adjustments, and all adjustments both incoming and outgoing of whatsoever nature will be made as of the Adjustment Date.

                          ADJUSTMENT DATE: May 15, 2000

6. RISKS: All buildings on the Property and all other terms included in the purchase and sale will be and remain at the risk of the Seller until 12:01 a.m. on the Completion Date. After that time, the Property and all included items will be at the risk of the Buyer.
7. INCLUDED ITEMS: THE PURCHASE PRICE INCLUDES: any buildings, improvements, fixtures, appurtenances and attachments thereto and all blinds, awnings, screen doors and windows, curtain rods, tracks and valences, fixed mirrors, fixed carpeting, electric, plumbing, heating and air conditioning fixtures and all appurtenances and attachments thereto as viewed by the Buyer at the date of inspection.

         INCLUDING:  SEE PARA 7


                       VIEWED BY THE BUYER ON: May 2, 2000

         The property and all included items will be in substantially the same condition at Possession Date as when viewed by the Buyer.

8. In this Contract any reference to a party includes that party's heirs, executors, administrators, successors, and assigns, singular includes plural and masculine includes feminine.
9. THERE ARE NO REPRESENTATIONS, WARRANTIES, GUARANTEES, PROMISES OR AGREEMENTS OTHER THAN THOSE SET OUT IN THIS CONTRACT AND THE REPRESENTATIONS CONTAINED IN THE PROPERTY CONDITION DISCLOSURE STATEMENT IF ATTACHED ALL OF WHICH WILL SURVIVE THE COMPLETION OF THE SALE.

10. ACCEPTANCE: This offer or counter offer will be open for acceptance until 3 o'clock on May 5, 2000, and upon acceptance of the offer, or counter offer by accepting in writing and notifying the other party of such acceptance there shall be a binding Contract of Purchase and Sale on the terms and conditions set forth.



                              /s/Leo Shull                    525560   B.C. LTD
--------------------------------------------------------------------------------
(WITNESS)                     (BUYER)                          SEAL

--------------------------------------------------------------------------------
(WITNESS)                     (BUYER)                          SEAL (OCCUPATION)


11. Receipt of the above mentioned deposit is hereby acknowledged by the undersigned Agent.

         AGENT:  Gordon & Co.
         Agent's Address                                       Phone (Office)                  (Home)
                        --------------------------------------               -----------------       ---------------------
12.      The Seller (a) hereby accepts the above offer and agrees to complete the sale upon the terms and conditions set out above, (b) declares and represents that the Seller is:

         Resident of Canada / /        /X/ Non Resident of Canada / / as defined under the Income Tax Act.

         Seller's acceptance is dated May   , 2000 LISTING OR SUB AGENT                             Per
                                         --                             ---------------------------     ------------------

                                       /s/ Wayne F. Lofts                                  514592   B.C. LTD.
--------------------------------------------------------------------------------------------------------------------------
(WITNESS)                                 (SELLER)                                              SEAL

--------------------------------------------------------------------------------------------------------------------------
(WITNESS)                                 (SELLER)                                              SEAL (OCCUPATION)

Seller's Address                                       Phone (Home)                  (Work)
                 -------------------------------------             -----------------       ---------------------

         [END OF PAGE ONE]

                          CONTRACT OF PURCHASE AND SALE
                               ADDENDUM/AMENDMENT

                                                               MLB No.  N/A
                                                                      ----------
                                                             DATE: May 2nd, 2000
                                                                   -------------

                                   PAGE 2 OF 3

RE:  ADDRESS      100 ASPEN DRIVE, SPARWOOD, B.C.

LEGAL:   LOT 1, DL 4589, KOOTENAY DISTRICT, PLAN 18084
--------------------------------------------------------------------------------
FURTHER TO THE CONTRACT OF PURCHASE AND SALE DATED  May 2nd, 2000

MADE BETWEEN 514592 B. C. LTD. AS SELLER, AND 525560 B.C. LTD. AS BUYER AND COVERING THE ABOVE MENTIONED PROPERTY, THE UNDERSIGNED HEREBY AGREES AS FOLLOWS:

"PARAGRAPHS 1 (TITLE) AND 2 (COMPLETION) ARE AMENDED BY ADDING THE FOLLOWING: IF THE SELLER HAS EXISTING FINANCIAL CHARGES TO BE CLEARED FROM TITLE THE SELLER, WHILE STILL REQUIRED TO CLEAR SUCH CHARGES, MAY WAIT TO PAY AND DISCHARGE EXISTING FINANCIAL CHARGES UNTIL IMMEDIATELY AFTER RECEIPT OF THE PURCHASE PRICE, BUT IN THE EVENT, THE BUYER MAY PAY THE PURCHASE PRICE TO A LAWYER OR NOTARY IN TRUST, ON UNDERTAKINGS TO PAY AND DISCHARGE THE FINANCIAL CHARGES, AND REMIT THE BALANCE, IF ANY, TO THE SELLER."

"PARAGRAPH 2 (COMPLETION) IS AMENDED BY ADDING THE FOLLOWING: IF THE BUYER IS RELYING UPON A NEW MORTGAGE TO FINANCE THE PURCHASE PRICE THE BUYER, WHILE STILL REQUIRED TO PAY THE PURCHASE PRICE ON COMPLETION DATE, MAY WAIT TO PAY THE PURCHASE PRICE TO THE SELLER UNTIL AFTER THE TRANSFER AND NEW MORTGAGE DOCUMENTS HAVE BEEN LODGED FOR REGISTRATION IN THE APPROPRIATE LAND TITLE OFFICE, BUT ONLY IF, BEFORE SUCH LODGING THE BUYER HAS: (A) MADE AVAILABLE FOR TENDER TO THE SELLER THAT PORTION OF THE PURCHASE PRICE NOT SECURED BY THE NEW MORTGAGE AND
(B) FULFILLED ALL THE NEW MORTGAGEE'S CONDITIONS FOR FUNDING EXCEPT LODGING THE MORTGAGE FOR REGISTRATION AND (C) MADE AVAILABLE TO THE SELLER, A LAWYER'S OR NOTARY'S UNDERTAKING TO PAY THE PURCHASE PRICE UPON THE LODGING OF THE TRANSFER AND NEW MORTGAGE DOCUMENTS AND THE ADVANCE BY THE MORTGAGEE OF THE MORTGAGE PROCEEDS."

2. VENDOR COVENANTS TO SATISFY ALL OBLIGATIONS UNDER MORTGAGE XKOZYZYY AND TO SAVE HARMLESS AND INDEMNIFY PURCHASER WITH RESPECT TO ALL LOSS OR DAMAGE SUFFERED BY PURCHASER AS A CONSEQUENCE OF BREACH OF THIS COVENANT.
3. VENDOR TO TAKE OR CAUSE TO BE TAKEN ALL STEPS REQUIRED BY ROYAL BANK TO MAINTAIN MORTGAGE XKOZYZYY IN GOOD STANDING AS MAINTAINING FIXTURE PERSONAL GUARANTEES.
4.       PURCHASER TO PAY APPLICABLE COST AND TAX.
5.       VENDOR TO PROVIDE ENVIRONMENTAL SITE PROFILE ON CLOSING.
6. VENDOR TO PROVIDE CONFIRMATION OF NO LIABILITY FOR STATUTORY TO CLOSING DATE FOR REVENUE CANADA, WCB, GST, EMPLOYMENT STANDARDS, BRANCH, SOCIAL SERVICES TAX

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE SAID CONTRACT REMAIN THE SAME AND IN FULL FORCE AND EFFECT.

X                                                                                       /s/ Wayne F. Loftu
--------------------------------------------------------               --------------------------------------------------------
(Witness)                                                              (SELLER)         514592 B.C. LTD.

X
--------------------------------------------------------               --------------------------------------------------------
(Witness)                                                              (SELLER)

X                                                                                       /s/ Leo Shull
--------------------------------------------------------               --------------------------------------------------------
(Witness)                                                              (SELLER)         522560 B.C. LTD.

X
--------------------------------------------------------               --------------------------------------------------------
(Witness)                                                              (SELLER)


[END OF PAGE TWO]

                          CONTRACT OF PURCHASE AND SALE
                               ADDENDUM/AMENDMENT

                                                             MLB No.  N/A
                                                                    ---- -----
                                                             DATE: May 2nd, 2000
                                                                   -------------
                                   PAGE 3 OF 3

RE:  ADDRESS      100 ASPEN DRIVE, SPARWOOD, B.C.

LEGAL:   LOT 1, DL 4589, KOOTENAY DISTRICT, PLAN 18084
--------------------------------------------------------------------------------

FURTHER TO THE CONTRACT OF PURCHASE AND SALE DATED  May 2nd, 2000

MADE BETWEEN 514592 B. C. LTD. AS SELLER, AND 525560 B.C. LTD. AS BUYER AND COVERING THE ABOVE MENTIONED PROPERTY, THE UNDERSIGNED HEREBY AGREES AS FOLLOWS:

"PARAGRAPHS 1 (TITLE) AND 2 (COMPLETION) ARE AMENDED BY ADDING THE FOLLOWING: IF THE SELLER HAS EXISTING FINANCIAL CHARGES TO BE CLEARED FROM TITLE THE SELLER, WHILE STILL REQUIRED TO CLEAR SUCH CHARGES, MAY WAIT TO PAY AND DISCHARGE EXISTING FINANCIAL CHARGES UNTIL IMMEDIATELY AFTER RECEIPT OF THE PURCHASE PRICE, BUT IN THE EVENT, THE BUYER MAY PAY THE PURCHASE PRICE TO A LAWYER OR NOTARY IN TRUST, ON UNDERTAKINGS TO PAY AND DISCHARGE THE FINANCIAL CHARGES, AND REMIT THE BALANCE, IF ANY, TO THE SELLER."

"PARAGRAPH 2 (COMPLETION) IS AMENDED BY ADDING THE FOLLOWING: IF THE BUYER IS RELYING UPON A NEW MORTGAGE TO FINANCE THE PURCHASE PRICE THE BUYER, WHILE STILL REQUIRED TO PAY THE PURCHASE PRICE ON COMPLETION DATE, MAY WAIT TO PAY THE PURCHASE PRICE TO THE SELLER UNTIL AFTER THE TRANSFER AND NEW MORTGAGE DOCUMENTS HAVE BEEN LODGED FOR REGISTRATION IN THE APPROPRIATE LAND TITLE OFFICE, BUT ONLY IF, BEFORE SUCH LODGING THE BUYER HAS: (A) MADE AVAILABLE FOR TENDER TO THE SELLER THAT PORTION OF THE PURCHASE PRICE NOT SECURED BY THE NEW MORTGAGE AND
(B) FULFILLED ALL THE NEW MORTGAGEE'S CONDITIONS FOR FUNDING EXCEPT LODGING THE MORTGAGE FOR REGISTRATION AND (C) MADE AVAILABLE TO THE SELLER, A LAWYER'S OR NOTARY'S UNDERTAKING TO PAY THE PURCHASE PRICE UPON THE LODGING OF THE TRANSFER AND NEW MORTGAGE DOCUMENTS AND THE ADVANCE BY THE MORTGAGEE OF THE MORTGAGE PROCEEDS."

7.       PURCHASE PRICE INCLUDES =
          - 1974 ModULINE MONARCH MANUFACTURERS HOME, REG NO. 006420 VALUED AT $25,000.00
          -    TRACTOR VALUED AT $10,000.00
          -    LAWN MOWER VALUED AT $8,000.00

8. VENDOR TO PROVIDE CONFIRMATION OF NO OUTSTANDING DEFICIENCIES OR WORK ORDERS FROM DISTRICT OF SPARWOOD OR ANY OTHER GOVERNMENT AGENCY WITH RESPECT TO CONTINUED OPERATION OF MOBILE HOME PARK ON PROPERTY
9. VENDOR TO PROVIDE COPIES OF ALL PAD LEASES, PERMITS AND LICENSES RELATING TO OPERATION OF MOBILE HOME PARK
10. PURCHASER TO MAKE ADDITIONAL PRINCIPAL PAYMENT UNDER AGREEMENT FOR SALE OF 145000.00 WITHIN 60 DAYS OF CLOSING. VENDOR AGREES TO APPLY SUCH PAYMENT TO REDUCTION OF BALANCE UNDER MORTGAGE XKOZYZYY


ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE SAID CONTRACT REMAIN THE SAME AND IN FULL FORCE AND EFFECT.

X                                                                                   /s/ Wayne F. Loftus
--------------------------------------------------------                -------------------------------------------------------
(Witness)                                                               (SELLER)     514592 B.C. LTD.

X--------------------------------------------------------               -------------------------------------------------------
(Witness)                                                               (SELLER)
                                                                                   /s/ Leo Shull
X
--------------------------------------------------------               --------------------------------------------------------
(Witness)                                                              (BUYER)     525560 B.C. LTD.

X
--------------------------------------------------------               --------------------------------------------------------
(Witness)                                                              (BUYER)


[END OF PAGE THREE]